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                                                                   EXHIBIT 10.19


                            FIRST AMENDMENT TO LEASE

         This FIRST AMENDMENT TO LEASE made as of this 1st day of September, 2001, by and between BRE/CambridgePark Office I L.L.C., a Delaware limited liability company ("Landlord") and Novirio Pharmaceuticals, Inc., a Massachusetts corporation ("Tenant").

                               W I T N E S S E T H

         WHEREAS, CambridgePark One Limited Partnership ("Original Landlord") and Tenant entered into a lease dated October 21, 1998 (the "Lease"), for space (the "Original Premises") located on the third (3rd) floor of the building known as 125 CambridgePark Drive, Cambridge, Massachusetts (the "Building") and more specifically described in the Lease;

         WHEREAS, Landlord succeeded to the interest of Original Landlord under the Lease; and

         WHEREAS, Landlord and Tenant wish to expand the Premises to include an additional 6,335 square feet of Rentable Floor Area on the third (3rd) floor of the Building (the "Expansion Premises") and otherwise amend the Lease as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows, effective April 1, 2002 (the "Effective Date"):

         1. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Lease.

         2. Section 1.1 of the Lease is hereby deleted in its entirety, and
Section 1.1. attached hereto as Exhibit A is inserted in place thereof.

         3. Exhibit B attached to the Lease is hereby deleted and Exhibit B attached hereto is hereby inserted in place thereof.

         4. On the Effective Date, the Expansion Premises (as shown on Exhibit
C) shall be incorporated into the Premises and all references in the Lease to the "Premises" shall be deemed to refer to both the Original Premises and the Expansion Premises. Tenant acknowledges that it will occupy the Expansion Premises prior to the Effective Date under a Lease (the "Assigned Lease") assigned to Tenant by Knowledge Transfer International, the existing occupant thereof, and, accordingly, it will accept the Premises from Landlord in its condition on the Effective Date, As Is, Where Is, with all defects and without any representation warranty or guaranty from Landlord to Tenant whatsoever.

         5. Except as amended hereby, the Lease shall remain unmodified and in full force and effect and is hereby ratified and confirmed. At the option of Landlord, this First Amendment to Lease shall be null and void and of no force and effect if Tenant is in default of any of its obligations to Landlord under this Lease or the Assigned Lease on the Effective Date, such option to be exercisable by written notice from Landlord to Tenant while such default continues.

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         EXECUTED as a sealed instrument on the date and year first written above.

                                     LANDLORD:

                                     BRE/CAMBRIDGEPARK OFFICE I L.L.C.



                                     By: /s/ [ILLEGIBLE]
                                        -------------------------------------
                                        Name:
                                        Title:

                                     TENANT:

                                     NOVIRIO PHARMACEUTICALS, INC.



                                     By: /s/ Andrea Corcoran
                                        -------------------------------------
                                        Name: Andrea Corcoran
                                        Title: Sr. V.P. Legal and Administration

                                              Hereunto duly authorized



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                                    EXHIBIT A

1.1 SUBJECTS REFERRED TO:

Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

LANDLORD: BRE/CambridgePark Office I L.L.C.

MANAGING AGENT: Spaulding and Slye LLC

LANDLORD'S & MANAGING AGENT'S ADDRESS:

                      Spaulding and Slye LLC
                      125 CambridgePark Drive
                      Cambridge, MA  02140

LANDLORD'S REPRESENTATIVE: John M. Kane

TENANT: Novirio Pharmaceuticals, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts

TENANT'S ADDRESS (FOR NOTICE AND BILLING):

                      Novirio Pharmaceuticals, Inc.
                      125 CambridgePark Drive
                      Cambridge, MA 02140

TENANT'S REPRESENTATIVE: ___________________

BUILDING: The building located at 125 CambridgePark Drive, Cambridge,
          Massachusetts.

LOT: The parcel of land on which the Building is located and described in Exhibit A.

PREMISES: The space located on the third (3rd) floor of the Building as shown on Exhibit B.


RENTABLE FLOOR AREA OF THE PREMISES: approximately 14,305 square feet, consisting of approximately 7,970 square in the Original Premises and approximately 6,335 square feet in the Expansion Premises.

TOTAL RENTABLE FLOOR AREA OF THE BUILDING: approximately 183,290 square feet

SCHEDULED TERM COMMENCEMENT DATE: January 15, 1999


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LEASE TERM OR TERM: Commencing on the Term Commencement Date and continuing until January 31, 2004, unless sooner terminated as provided herein

ANNUAL RENT: $34.50 per square feet of Rentable Floor Area of the Original
             Premises and $42.00 per square foot of Rentable Floor Area of the Expansion Premises, or $45,086.25 per calendar month, and proportionally at such rate for any partial month (net of Tenant's charges for electrical consumption in the Premises).

BASE ANNUAL ELECTRICITY CHARGE: $1.25 per square foot of Rentable Floor Area of the Premises.

BASE ANNUAL OPERATING COSTS: $9.00 per square feet of Total Rentable Floor Area of the Building with respect to the Original
                             Premises, and $10.93 per square foot of Total Rentable Floor Area at the Building with respect to the Expansion Premises.

TENANT'S PROPORTIONATE SHARE: 4.35% with respect to the Original Premises and
                              3.46% with respect to the Expansion Premises

PERMITTED USES: Office Uses

COMMERCIAL GENERAL LIABILITY INSURANCE:

                           $1,000,000 bodily injury, property damage combined single limit per occurrence, $2,000,000 annual aggregate.

BROKER: Spaulding and Slye Collier's International

SECURITY DEPOSIT: $112,000.00 as of the Term Commencement Date ($43,259.00 as of
                  the Effective Date of the First Amendment to Lease)

TENANT'S PARKING ACCESS CARDS: 43 (14 of which shall be located in the blue lot behind the Building (the "Blue Lot"); and 29 of which shall be located in the red lot across the street from the Building (the "Red Lot")).


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                                    EXHIBIT B

                              Plan Showing Premises



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                                    EXHIBIT C

                         Plan Showing Expansion Premises



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